Business Combination - Fair value of the identifiable assets and liabilities, AvanStrate Inc (Parenthetical) (Detail) - AvanStrate Inc. [member] - Fair Value at Acquisition Date [member] ₨ in Millions	Dec. 28, 2017 INR (₨)
Disclosure of detailed information about business combination [line items]
Percentage of equity stake acquired	51.63%
Net assets after adjusting fair value of borrowings from immediate parent	48.37%
Fair value of borrowings	₨ 9,029